UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 1, 2005

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                                 Dillard's, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-6140                                       71-0388071
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        (Commission File Number)                           (I.R.S. Employer
                                                          Identification No.)

           1600 Cantrell Road
          Little Rock, Arkansas                                  72201
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure.

         On December 1, 2005, the registrant issued a press release announcing its plans to open a new store in Ames, Iowa. A copy of the press release is furnished as Exhibit 99.

Item 9.01         Financial Statements and Exhibits

99       Press Release dated December 1, 2005

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DILLARD'S, INC.



DATED: December 1, 2005         By:    James I. Freeman
                                ------------------------------
                                Name:  James I. Freeman
                                Title: Senior Vice President &
                                       Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.                Description

       99        Press Release dated December 1, 2005.